                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K



                                 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):   November 23, 1998



                                IFX CORPORATION
                                ---------------
             (Exact name of Registrant as Specified in Its Charter)



        Delaware                         0-15187                36-3399452
      ------------                      ---------         ----------------------
(State or Other Jurisdiction of  (Commission file number)       (I.R.S. Employer
Incorporation or Organization)                               Identification No.)



                       200 West Adams Street, Suite 1460
                            Chicago, Illinois 60606
                                 (312) 419-9530
                    --------------------------------------
         (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)




                                (312) 419-9530
                            -----------------------
              (Registrant's Telephone Number, Including Area Code)



                                      N/A
               ---------------------------------------
         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.

     On November 24, 1998, IFX Corporation issued the press release attached hereto as Exhibit 99.1 announcing that it has signed an agreement with International Technology Investments, LC to form a joint venture to provide Internet services, and make investments in Internet-related businesses, in Latin America and other international markets. Pursuant to the agreement, International Technology Investments, LC has purchased 500,000 shares of IFX common stock and has acquired a right to purchase an additional 5.5 million shares of IFX common stock. The formation of the joint venture and consummation of the related transactions ultimately could result in a change of control of IFX Corporation and, therefore, is contingent upon receiving approval of a majority of the shareholders of IFX Corporation and upon receiving such other consents, approvals and authorizations as may be required. Shareholder approval will be sought at IFX Corporation's 1998 Annual Meeting of Shareholders to be held on January 21, 1999.

     The joint venture will be governed by that certain Subscription and Joint Venture Agreement dated as of November 23, 1998 (a copy of which is attached hereto as Exhibit 99.2) by and among IFX Corporation, Emerging Networks, Inc., a corporation organized under the laws of the British Virgin Islands, and International Technology Investments, LC, a Florida limited liability company. The attached Subscription and Joint Venture Agreement is incorporated herein by this reference.


ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS

     Exhibit Number      Description of Exhibit
     --------------      ----------------------

      99.1               Press release dated November 24, 1998
      99.2               Subscription and Joint Venture Agreement dated
                         November 24, 1998



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              IFX Corporation



                              By:   /s/ Joel Eidelstein
                                   ------------------------
                                    Joel Eidelstein,
                                    President

Date: November 24, 1998
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                                IFX CORPORATION

                                 EXHIBIT INDEX


     Exhibit Number      Description of Exhibit
     --------------      ----------------------

      99.1               Press release dated November 24, 1998
      99.2               Subscription and Joint Venture Agreement dated November
                         24, 1998